UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 13, 2022

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.55 par value	PWOD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2022, Penns Woods Bancorp, Inc. (the "Company") filed an amendment to its articles of incorporation with the Pennsylvania Department of State (the "Amendment"). As described in Item 5.07 below, shareholders approved the Amendment on December 13, 2022 at the Company’s reconvened Special Meeting of Shareholders for which the Board of Directors solicited proxies to consider and vote upon the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2022.

The Amendment adds an exception to the requirement in Article 13 of the articles of incorporation for a 66-2/3% affirmative vote of holders of shares of outstanding common stock to approve a merger, consolidation, liquidation or dissolution of the Company, or any action that would result in the sale or other disposition of all or substantially all of the assets of the Company, if 75% or more of the members of the Board of Directors approve the transaction in advance; in such a case, the transaction would be subject to the default shareholder approval standard under the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL").

All other provisions of the Company’s articles of incorporation remain unchanged. The foregoing description is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 8, 2022, the Company convened a Special Meeting of Shareholders (the “Special Meeting”) for which the Board of Directors solicited proxies to consider and vote upon the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2022 (the “Proxy Statement”). As reported in the Company’s Current Report on Form 8-K filed on November 9, 2022 (the “Prior Form 8-K”), the Special Meeting was temporarily adjourned until December 13, 2022 in order to allow additional time for the Company’s shareholders to vote on the proposal to amend the Company’s articles of incorporation.

On December 13, 2022, the Special Meeting was reconvened. As of the record date for the Special Meeting, holders of a total of 7,052,242 shares of the Company’s common stock were entitled to vote at the Special Meeting and, of such total outstanding shares, 5,565,677 shares, or 78.92% of total outstanding shares, were represented in person or by proxy at the Special Meeting, which constituted a quorum. At the reconvened Special Meeting, the Company’s shareholders approved Proposal No. 1 as set forth below.

Proposal No. 1: Proposal to Amend the Articles of Incorporation

Votes For	Votes Against	Abstentions	Broker Nonvotes
4,764,253	750,247	51,176	0

Votes for Proposal No. 1 represented 67.55% of the shares of our common stock outstanding on the Record Date and entitled to vote at the Special Meeting, which is greater than the two-thirds of outstanding shares needed for approval of Proposal No. 1.

Item 7.01	Regulation FD Disclosure

On December 16, 2022, the Company posted to its website (http://www.pwod.com) a presentation containing certain information and financial highlights about the Company. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K and Exhibit 99.1 hereto contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and beliefs about future events or circumstances, and investors should not place undue reliance on these statements. Such statements involve known and unknown risks, uncertainties, assumptions and other factors, many of which are out of the Company's control and difficult to forecast. These factors may cause actual results to differ materially from those that are anticipated. See the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports and material that it files with the Securities and Exchange Commission for a further description of these and other risks and uncertainties. The Company assumes no, and hereby disclaims any, obligation to update any forward-looking statements, but reserves the right to make such updates from time to time without the need for specific reference to this Form 8-K or the presentation furnished as Exhibit 99.1 hereto. No such update shall be deemed to indicate that other statements which are not addressed by such an update remain correct or create an obligation to provide any other updates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to Article 13 of the Articles of Incorporation

99.1	Company Presentation

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated:	December 16, 2022

		By:	/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer

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